SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 8, 2004

BIOPURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	011-15167	04-2836871

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street, Cambridge, MA 02141

(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code: (617) 234-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1 AGENCY AGREEMENT DATED 12/8/2004
EX-4.1 FORM OF AGENT'S WARRANT
EX-4.2 FORM OF INVESTOR WARRANT
EX-10.1 FORM OF INVESTOR PURCHASE AGREEMENT
EX-10.2 EMPLOYMENT AGREEMENT - ZAFIRIS G. ZAFIRELIS

Item 8.01 Other Events

     Concurrently with filing this current report on Form 8-K, Biopure Corporation is filing a prospectus supplement to its existing shelf registration statement on Form S-3 (File No. 333-114559) in connection with a “best efforts” public offering by the Company of shares of its Class A common stock and warrants to purchase additional shares of its Class A common stock. The Company has executed an agency agreement, dated as of December 8, 2004, with C.E. Unterberg, Towbin, LLC, its agent for this best efforts offering.

     The purpose of this report is to file as exhibits, in connection with this best efforts offering, the agency agreement and the forms of agent’s warrant, investor warrant and investor purchase agreement.

     Biopure Corporation’s employment agreement with Zafiris G. Zafirelis, its President and Chief Executive Officer, is also filed as an exhibit.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.1	Agency Agreement, dated as of December 8, 2004, between Biopure Corporation and C.E. Unterberg, Towbin, LLC

4.1	Form of Agent’s Warrant

4.2	Form of Investor Warrant

10.1	Form of Investor Purchase Agreement

10.2	Employment Agreement with Zafiris G. Zafirelis

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPURE CORPORATION

Dated: December 9, 2004	By: /s/ Francis H. Murphy
Francis H. Murphy
Chief Financial Officer